ING Series Fund, Inc.

ING Aeltus Money Market Fund (“Fund”)

Supplement dated December 22, 2006 to the Fund’s
Class A, B, C Prospectus, Class I Prospectus, and Class A, B, C and I, Statement of Additional Information (“SAI”)
each dated July 31, 2006; and the Fund’s Class O Prospectus and Class O SAI each dated November 1, 2006

On December 13, 2006, the Board of Directors of ING Series Fund, Inc. approved changing the Fund’s name to ING Money Market Fund effective on February 2, 2007. Therefore, effective February 2, 2007, all references included in the Prospectuses and SAI’s to “ING Aeltus Money Market Fund” are hereby deleted and replaced with “ING Money Market Fund.”

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